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                                                                      Exhibit 11

                        Consent of Independent Auditors

We consent to the references to our firm under the captions "Financial Highlights," "Other Information" and "Financial Statements of the Fund" and to the use of our report dated August 14, 1995, in the Post-Effective Amendment No. 5 to the Registration Statement (Form N-1A) and related Prospectus of The Legends Fund, Inc.


                                          /s/ Ernst & Young LLP

                                              Ernst & Young LLP
Kansas City, Missouri
October 25, 1995